UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the

Securities Exchange Act of 1934

January 16, 2026

Date of Report (Date of earliest event reported)

NEW ERA ENERGY & DIGITAL, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-42433	99-3749880
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4501 Santa Rosa Dr. Midland, TX	79707
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (432) 695-6997

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NUAI	The Nasdaq Stock Market LLC
Warrants	NUAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Purchase Agreement

On January 16, 2026, New Era Energy & Digital, Inc. (the “Company”) completed its previously announced acquisition of SharonAI, Inc.’s (“SharonAI”) equity interests in Texas Critical Data Centers LLC (“TCDC”) pursuant to the Membership Interest Purchase Agreement, dated as of January 16, 2026, by and between the Company and SharonAI (the “Purchase Agreement” and the transactions contemplated thereby, the “Transaction”).

Pursuant to the Purchase Agreement, the Company acquired SharonAI’s equity interests in TCDC for an aggregate purchase price of $70 million, of which (a) $10 million is payable in cash, (b) $10 million is payable in equity securities to be issued in connection with the Company’s next equity financing transaction, and (c) $50 million is payable in the form of a senior secured convertible promissory note (the “Convertible Note”) (described further below). The entirety of the acquisition consideration is subject to a 19.99% ownership cap. The Purchase Agreement contains customary representations, warranties and covenants of the parties.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed herewith as Exhibit 2.1 and is incorporated by reference herein.

Convertible Note

The Convertible Note matures on June 30, 2026 and has an interest rate of 10% per annum payable on the maturity date in cash. The Convertible Note is secured by the Company’s ownership in TCDC and the assets of TCDC. SharonAI may convert 20% of the Convertible Note into shares of the Company’s common stock, par value $0.0001 (the “common stock”), at a conversion price equal to the 30-day volume-weighted average price of the common stock prior to the conversion date. The conversion price for the Convertible Note has a floor of 20% of the market price on the closing date of the Purchase Agreement. Based on the closing share price of $4.33 on January 16, 2026, the maximum number of shares of common stock issuable pursuant to the Convertible Note, assuming a floor price of $0.87, is approximately 11.5 million. The Convertible Note contains customary affirmative and negative covenants of the Company.

The foregoing description of the Convertible Note does not purport to be complete and is qualified in its entirety by reference to the Convertible Note, a copy of which is filed herewith as Exhibit 4.1 and is incorporated by reference herein.

Waiver

On January 16, 2026, the Company entered into a Waiver and Consent (the “Waiver”) with ATW AI Infrastructure II LLC (the “Investor”) pursuant to which the Investor agreed to waive certain terms under that certain Securities Purchase Agreement, dated as of December 6, 2024, by and between the Company and the Investor (the “Securities Purchase Agreement”), that would have limited or prohibited the transactions contemplated by the Purchase Agreement. In exchange for such Waiver, the Company and the Investor agreed to reduce the exercise price of the First Tranche Warrants (as defined in the Securities Purchase Agreement) to $2.00. As a result of such reduced exercise price, the maximum number of shares of common stock issuable pursuant to the First Tranche Warrants is 5 million. The Company and the Investor also agreed to negotiate the issuance of an aggregate amount of up to $60 million of certain convertible preferred stock to the Investor (subject to a 4.99% ownership cap) and negotiate certain amendments to the Securities Purchase Agreement and the Existing Warrants (as defined in the Waiver).

The foregoing description of the Waiver does not purport to be complete and is qualified in its entirety by reference to the Waiver, a copy of which is filed herewith as Exhibit 10.1 and is incorporated by reference herein.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K describing the Convertible Note is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The securities of the Company were or will be issued upon an exemption from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 7.01 Regulation FD Disclosure.

On January 16, 2026, the Company issued a press release announcing the Transaction and a separate press release announcing the Company’s partnership with Primary Digital Infrastructure to co-develop TCDC. Copies of the press releases are furnished as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K.

The information set forth in this Item 7.01 and the attached Exhibit 99.1 and Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.

Item 9.01 Financial Statements and Exhibits.

The Company will file any required financial statements and pro forma financial information related to the Transaction by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date that this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit Number	Description
2.1*	Membership Interest Purchase Agreement, dated January 16, 2026, by and between the Company and SharonAI.
4.1	Senior Secured Convertible Promissory Note, dated January 16, 2026.
10.1	Consent and Waiver, dated January 16, 2026, by and between the Company and the Investor.
99.1	Press Release of the Company, dated January 16, 2026.
99.2	Press Release of the Company, dated January 16, 2026.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

*	Certain of the exhibits to this Exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted exhibit will be furnished to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 20, 2026

NEW ERA ENERGY & DIGITAL, INC.

By:	/s/ E. Will Gray II
Name:	E. Will Gray II
Title:	Chief Executive Officer

3